Equity	12 Months Ended
Dec. 31, 2024
Equity
Equity

8. Equity

Overview

According to the Company’s articles of association, the Company’s authorized shares are divided into 386,250,000 common shares and 386,250,000 preferred shares, each having a nominal value of EUR 0.12. As of December 31, 2024, no preferred shares had been issued and all issued common shares issued and outstanding were fully paid.

All payments received from shareholders in excess of the nominal value of the shares issued and net of transaction costs are recognized in capital reserves. Capital reserves also consist of recognition of share-based payments and the equity components of convertible loans. The Company may only make distributions, whether a distribution of profits or of freely distributable reserves, to shareholders to the extent shareholders’ equity exceeds the sum of the paid-in and called-up share capital plus any reserves required by Dutch law or by the Company’s articles of association.

The number of shares issued and outstanding at December 31, 2024, 2023 and 2022 are as follows:

Common shares issued and outstanding at December 31, 2022	194,997,091
Shares issued as part of the at-the-market offering program	1,748,218
Shares issued as part of the public offering	27,027,028
Shares issued for LTIP option exercises and RSU releases	216,338
Common shares issued and outstanding at December 31, 2023	223,988,675
Shares issued for LTIP option exercises and RSU releases	349,582
Common shares issued and outstanding at December 31, 2024	224,338,257

Follow-on public offering 2023

In February 2023, the Company completed a follow - on public offering whereby it sold 27,027,028 common shares at a price of USD 9.25 per share. The aggregate proceeds, net of underwriting discounts, received by the Company from these transactions were EUR 219,832k. Offering costs for legal, accounting, printing and registration fees of EUR 14,580k were recognized as reduction to capital reserve against the proceeds from the offering.

Exercises of share options under the prior VSOP plan

The IPO in August 2020 triggered an exercise event under the set terms of the prior VSOP plan. In March 2021, CureVac received 759,677 shares from the old shareholders and transferred 390,023 shares to the participants of the prior VSOP plan. CureVac withheld 369,654 shares equaling the amount to be paid for income tax and social security tax. A second triggering event, “liquidity after IPO” was met one year after IPO. In October 2021, CureVac received 765,223 shares from the old shareholders and transferred 523,897 shares to the participants of the prior VSOP plan. CureVac withheld 241,326 shares equaling the amount to be paid for income tax and social security tax. A third triggering event, again “liquidity after IPO”, was met on the second anniversary of the IPO. In December 2022, CureVac received 777,260 shares from the old shareholders. All shares were transferred to the participants of the prior VSOP plan and the portion of shares equaling the amount to be paid for income tax and social security tax were sold to pay for these taxes and social security amounts. A fourth triggering event, again “liquidity after IPO”, was met on the third anniversary of the IPO. In March 2024, CureVac received 786,746 shares from the old shareholders and transferred these to the participants of the prior VSOP plan. A fifth triggering event again “liquidity after IPO”, was met on the fourth anniversary of the IPO. In September 2024, CureVac received 790,185 shares from the old shareholders. All shares were transferred to the participants of the prior VSOP plan and the portion of shares equaling the amount to be paid for income tax and social security tax were sold to pay for these taxes and social security amounts.